UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2007

LEGACY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	000-51525 Commission File Number	20-3135053 I.R.S. Employer Identification Number
99 North Street, Pittsfield, Massachusetts 01201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (413) 443-4421
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.
ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
ITEM 9.01 Financial Statements And Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1 Separation Agreement, dated as of December 21, 2007
EX-99.1 Press release issued by the Company on December 21, 2007

ITEM 1.01      Entry into a Material Definitive Agreement.
On December 21, 2007, Legacy Bancorp, Inc. (the “Company”), the holding company for Legacy Banks (the “Bank”) announced that Stephen M. Conley (“Mr. Conley”) will retire as Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Bank effective as of January 1, 2008.
Separation Agreement
The Company, the Bank and Mr. Conley have entered into a Separation Agreement and General Release dated as of December 21, 2007 (the “Separation Agreement”) pursuant to which Mr. Conley will receive cash compensation equal to $315,108.20 on January 1, 2008. The Company estimates that fourth quarter expenses related to the Separation Agreement will result in an after-tax charge of approximately $228,000.
The Separation Agreement is filed as Exhibit 10.1 to this Form 8-K and the foregoing summary description of such agreement is qualified in its entirety by reference to the complete text of such agreement.
ITEM 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers
As stated in Item 1.01 above, the Company has announced that Stephen M. Conley, Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Bank will retire from his current positions effective as of January 1, 2008.
The Company also announced that Paul H. Bruce, its current Senior Vice President, Finance, will be promoted to Chief Financial Officer effective upon Mr. Conley’s retirement.
The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99 to this Form 8-K and which is incorporated by reference in its entirety.
ITEM 9.01      Financial Statements And Exhibits

Exhibit No. 10.1-	Separation Agreement dated as of December 21, 2007 by and between Legacy Bancorp, Inc., Legacy Banks and Stephen M. Conley

Exhibit No. 99.1-	Press Release dated December 21, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY BANCORP, INC.
Date: December 21, 2007	By:	/s/ J. Williar Dunlaevy
J. Williar Dunlaevy
Chairman and Chief Executive Officer

EXHIBIT INDEX
10.1	Separation Agreement dated as of December 21, 2007 by and between Legacy Bancorp, Inc., Legacy Banks and Stephen M. Conley.

99.1	Press release issued by the Company on December 21, 2007.